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EXHIBIT 10.4

[CHASE LETTERHEAD]

                                                   ASSIGNMENT OF DEPOSIT ACCOUNT
Dated as of December 23, 2008

Blackwater New Orleans, L.L.C., whose address is 4006 Highway 44, Garyville, Louisiana 70051 (the "Assignor"), pledges, assigns, transfers and grants a security interest to JPMorgan Chase Bank, N.A., whose address is 201 St. Charles Avenue, New Orleans, LA 70170 (together with its successors and assigns, the "Bank") in the Account (as defined below) owned by the Assignor, all of the Account in which Assignor has rights or power to transfer rights and all of the Account in which the Assignor later acquires ownership, other rights or the power to transfer rights. "Account" means each and all of 2908782200, any interest, additions and proceeds due or to become due on the Account and any substitutions, which Account is held at JPMorgan Chase Bank, N.A.(together with its successors and assigns, "Financial Institution") and includes all of the above described deposits, deposit accounts, payment intangibles, financial assets and other obligations of the Financial Institution, whether they are deposit accounts, negotiable or nonnegotiable or book entry certificates of deposit, book entry investment time deposits, savings accounts, money market accounts, transaction accounts, time deposits, negotiable order of withdrawal accounts, share draft accounts, demand deposit accounts, instruments, general intangibles, chattel paper or otherwise, and all funds held in or represented by any of the foregoing, and any successor Account howsoever numbered, and all Accounts issued in renewal, extension or increase or decrease of or replacement or substitution for any of the foregoing; and all promissory notes, checks, cash, certificates of deposit, passbooks, deposit receipts, instruments, certificates and other records from time to time representing or evidencing the Account described above and any supporting obligations relating to any of the foregoing property.

This Assignment secures the payment and performance of the Liabilities. The term "Borrower" in this Assignment means each and all of Blackwater New Orleans, L.L.C.

CONTROL AGREEMENT WITH FINANCIAL INSTITUTION AND POWER OF ATTORNEY. The Bank's presentation of a copy of this Assignment including the Notice of Assignment and Acknowledgment and Control Agreement ("Notice") to the financial institution holding or issuer of the Account, including Financial Institution, is the Assignor's authentication of an irrevocable instruction to that financial institution or issuer now or hereafter maintaining the Account to follow the Bank's instructions with respect to any of the Account without the Assignor's further consent concerning (1) the payment or reinvestment of cash dividends, dividends or distributions and (2) the redemption, transfer, sale or any other disposition or transaction concerning the Account or the income and principal proceeds, substitutions and reinvestment of Account and (3) any other matter relating to the Account. The Bank is given an irrevocable power of attorney coupled with an interest that survives death or disability of the Assignor to execute any control agreement in the Assignor's name with the Financial Institution or other institution or issuer in form and substance satisfactory to the Bank and to perform any obligation of the Assignor under this Assignment. The Assignor also irrevocably authorizes and directs each financial institution or issuer including the Financial Institution to send all notices, statements and all other communications concerning the Account to the Bank upon request of the Bank. The Bank is authorized at any time to restyle the Account or any portion thereof in its name or its nominee's name. Each financial institution and issuer, including Financial Institution, is directed to follow all of the Bank's instructions without investigating the reason for any action taken by the Bank or the existence of any default and may rely on the instructions of the Bank without any liability to the Assignor. The rights and powers granted to the Bank in this Assignment are powers coupled with an interest and will neither be affected by the death, dissolution, termination of existence or bankruptcy of the undersigned nor by the lapse of time.

LIABILITIES. The term "Liabilities" in this Assignment means all debts, obligations, indebtedness and liabilities of every kind and character of the Borrower whether individual, joint and several (solidary), contingent or otherwise, now or hereafter existing in favor of the Bank including without limitation, all liabilities, interest, costs and fees, arising under or from any note, open account, overdraft, credit card, lease, Rate Management Transaction, letter of credit application, endorsement, surety agreement, guaranty, acceptance, foreign exchange contract or depository service contract, whether payable to the Bank or to a third party and subsequently acquired by the Bank, any monetary obligations (including interest) incurred or accrued during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceeding, and all renewals, extensions, modifications, consolidations, rearrangements, restatements, replacements or substitutions of any of the foregoing. The term "Rate Management Transaction" in this Assignment means any transaction (including an agreement with respect thereto) that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option, derivative transaction or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

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REPRESENTATIONS, WARRANTIES AND COVENANTS. The Assignor represents, warrants and covenants that it will not withdraw any moneys from the Account and that it has not and will not assign the Account or any part of it. The passbook, certificate or other evidence of the Account has been delivered to the Bank. If at any time any part of the Account includes an International Banking Facility Time Deposit (as defined in Regulation D of the Board of Governors of the Federal Reserve System), any extensions of credit made by the Bank in reliance on this Assignment and that part of the Account shall be used only to support the undersigned's non-U.S. activities and that of its foreign affiliates.

DEFAULT/REMEDIES. If any of the Liabilities are not paid at maturity, whether by acceleration or otherwise, or if an event of default or default occurs, under the terms of any agreement related to any of the Liabilities, then the Bank shall have the right immediately, without notice, at the Bank's option, to withdraw (even if any early withdrawal penalty is imposed as a result) all or any portion of the Account and apply those moneys to the Liabilities whether or not the Liabilities have been declared to be due and owing, provided that, to the extent any Liabilities consist of extensions of credit to the Borrower by the issuance of letters of credit or other like obligations of the Bank to third parties which have not then been utilized, such proceeds shall be held by the Bank in a cash collateral account as security for the Liabilities.

PLEDGE. If the Assignor is not liable for all or any part of the Liabilities, then the Assignor agrees that:

1. If any moneys become available from any source other than the Account that the Bank can apply to the Liabilities, the Bank may apply them in any manner it chooses, including but not limited to applying them against obligations, indebtedness or liabilities which are not secured by this Assignment.
2. The Bank may take any action against the Borrower, the Account or any other collateral for the Liabilities, or any other person or entity liable for any of the Liabilities.
3. The Bank may release the Borrower or any other obligor from the Liabilities, either in whole or in part, or release the Account in whole or in part or any other collateral for the Liabilities, and need not perfect a security interest in the Account or any other collateral for the Liabilities.
4. The Bank does not have to exercise any rights that it has against the Borrower or anyone else, or make any effort to realize on the Account or any other collateral for the Liabilities, or exercise any right of setoff.
5. Without notice or demand and without affecting the Assignor's obligations hereunder, from time to time, the Bank is authorized to: (a) renew, modify, compromise, rearrange, restate, consolidate, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Liabilities or any part thereof, including increasing or decreasing the rate of interest thereon; (b) release, substitute or add any one or more sureties, endorsers, or guarantors; (c) take and hold other collateral for the payment of the Liabilities, and enforce, exchange, substitute, subordinate, impair, waive or release any such collateral; (d) proceed against the Account or any other collateral for the Liabilities and direct the order or manner of sale as the Bank in its discretion may determine; and (e) apply any and all payments received by the Bank in connection with the Liabilities, or recoveries from the Account or any other collateral for the Liabilities, in such order or manner as the Bank in its discretion may determine.
6. The Assignor's obligations hereunder shall not be released, diminished or affected by (a) any act or omission of the Bank, (b) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Borrower, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings affecting the Borrower or any of its assets, (c) any change in the composition or structure of the Borrower or any other obligor on the Liabilities, including a merger or consolidation with any other person or entity, or
      (d) any payments made upon the Liabilities.
7. The Assignor expressly consents to any impairment of any other collateral for the Liabilities, including, but not limited to, failure to perfect a security interest and release of any other collateral for the Liabilities any such impairment or release shall not affect the Assignor's obligations hereunder.
8. The Assignor waives and agrees not to enforce any rights of subrogation, contribution or indemnification that it may have against the Borrower, any person liable on the Liabilities, or the Account, until the Borrower and the Assignor have fully performed all their obligations to the Bank, even if those obligations are not covered by this Assignment.


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9.    The Assignor waives (a) to the extent not prohibited by applicable law, all rights and benefits under any laws or statutes regarding sureties, as may be amended, (b) any right the Assignor may have to receive notice of the following matters before the Bank enforces any of its rights: (i) the Bank's acceptance of this Assignment, (ii) incurrence or acquisition of any Liabilities, (iii) any credit that the Bank extends to the Borrower,
      (iv) collateral received or delivered, default by any party to any loan papers related to the Liabilities or other action taken in reliance on this Assignment, and all notices and other demands of any description, (v) diligence and promptness in preserving liability against any obligor on the Liabilities, and in collecting or bringing suit to collect the Liabilities from any obligor on the Liabilities or to pursue any remedy in the Bank's power to pursue; (vi) notice of extensions, renewals, modifications, rearrangements, restatements and substitutions of the Liabilities or any collateral for the Liabilities; (vii) notice of failure to pay any of the Liabilities as they mature, any other default, adverse change in the financial condition of any obligor on the Liabilities, release or substitution of any collateral, subordination of the Bank's rights in any collateral, and every other notice of every kind that may lawfully be waived; (viii) the Borrower's default, (ix) any demand, diligence, presentment, dishonor and protest, or (x) any action that the Bank takes regarding the Borrower, any other person or entity, the Account, any other collateral for the Liabilities, or any of the Liabilities, which it may be entitled to contractually, by law or in equity, (c) any right it may have to require the Bank to proceed against the Borrower, any guarantor or other obligor of the Liabilities, the Account or any other collateral for the Liabilities, or pursue any remedy in the Bank's power to pursue, (d) any defense based on any claim that the Assignor's obligations exceed or are more burdensome than those of the Borrower, (e) the benefit of any statute of limitations affecting the Assignor's obligations hereunder or the enforcement hereof, (f) any defense arising by reason of any disability or other defense of the Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the obligation of the Borrower for the Liabilities, and (g) any defense based on or arising out of any defense that the Borrower may have to the payment or performance of the Liabilities or any portion thereof. The Bank may waive or delay enforcing any of its rights without losing them. Any waiver affects only the specific terms and time period stated in the waiver.
10. The Assignor agrees that to the extent any payment or transfer is received by the Bank in connection with the Liabilities, and all or any part of such payment or transfer is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be transferred or repaid by the Bank or transferred to or paid over to a trustee, receiver or any other person or entity, whether under any bankruptcy act or otherwise (any such payment or transfer is hereinafter referred to as a "Preferential Payment"), then this Assignment shall continue to be effective or shall be reinstated, as the case may be, and whether or not the Bank is in possession of this Assignment or whether this Assignment has been marked paid, cancelled, released or returned to the Assignor, and, to the extent of the payment or repayment or other transfer by the Bank, the Liabilities or part intended to be satisfied by the Preferential Payment shall be revived and continued in full force and effect as if the Preferential Payment had not been made. If this Assignment must be reinstated, the Assignor agrees to execute and deliver to the Bank any new assignments and agreements, if necessary or if requested by the Bank, in form and substance acceptable to the Bank, covering the Account.
11. The Assignor agrees to fully cooperate with the Bank and not to delay, impede or otherwise interfere with the efforts of the Bank to secure payment from the assets which secure the Liabilities including actions, proceedings, motions, orders, agreements or other matters relating to relief from automatic stay, abandonment of property, use of cash collateral and sale of the Bank's collateral free and clear of all liens.
12. The Assignor has (a) without reliance on the Bank or any information received from the Bank and based upon the records and information the Assignor deems appropriate, made an independent investigation of the Borrower, the Borrower's business, assets, operations, prospects and condition, financial or otherwise, and any circumstances that may bear upon those transactions, the Borrower or the obligations, liabilities and risks undertaken pursuant to this Assignment; (b) adequate means to obtain from the Borrower on a continuing basis information concerning the Borrower and the Bank has no duty to provide any information concerning the Borrower or other obligor on the Liabilities to the Assignor; (c) full and complete access to the Borrower and any and all records relating to any Liabilities now or in the future owing by the Borrower; (d) not relied and will not rely upon any representations or warranties of the Bank not embodied in this Assignment or any acts taken by the Bank prior to or after the execution or other authentication and delivery of this Assignment (including but not limited to any review by the Bank of the business, assets, operations, prospects and condition, financial or otherwise, of the Borrower); and (e) determined that the Assignor will receive benefit, directly or indirectly, and has or will receive fair and


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      reasonably equivalent value, for the grant of the interest in the Account to the Bank. By entering into this Assignment, the Assignor does not intend: (i) to incur or believe that the Assignor will incur debts that would be beyond the Assignor's ability to pay as those debts mature; or
      (ii) to hinder, delay or defraud any creditor of the Assignor. The Assignor is neither engaged in nor about to engage in any business or transaction for which the remaining assets of the Assignor are unreasonably small in relation to the business or transaction, and any property remaining with the Assignor after the execution or other authentication of this Assignment is not unreasonably small capital.

MISCELLANEOUS. The Assignor consents to any extension, postponement or renewal of any Liabilities, the release or discharge of all or any part of any security for the Liabilities, and the release or discharge or suspension of any rights and remedies against any person who may be liable for any of the Liabilities. The Bank does not have to look to any other right, any other collateral, or any other person for payment before it exercises its rights under this Assignment. The Assignor's obligations to the Bank under this Assignment are not subject to any condition, precedent or subsequent. If more than one person or entity signs this Assignment as Assignor, their obligations, covenants, representations and warranties are joint and several (solidary) and the Account includes any property that is owned by any one or more, individually or jointly with any other person or entity. This Assignment is binding on the Assignor and its heirs, successors and assigns, and is for the benefit of the Bank and its successors and assigns. The use of section headings shall not limit the provisions of this Assignment. The Assignor authorizes the Bank to take whatever actions, and to execute any agreement, document or instrument, which the Bank deems necessary or desirable to accomplish the purposes of this Assignment. A carbon, photographic or other reproduction of this Assignment is sufficient as, and can be filed as, a financing statement. The Bank is irrevocably appointed the Assignor's attorney-in-fact to execute any financing statement on the Assignor's behalf covering the Account. The Assignor authorizes the Bank to file one or more financing statements related to the security interests created by this Assignment and further authorizes the Bank, instead of the Assignor, to sign such financing statements.

GOVERNING LAW AND VENUE. This Assignment shall be governed by and construed in accordance with the laws of the State of Louisiana (without giving effect to its laws of conflicts), and to the extent applicable, federal law, except to the extent that the laws regarding the perfection and priority of security interests of the state(s) in which either the Assignor or any property securing the Liabilities is located, are applicable. The Assignor agrees that any legal action or proceeding with respect to any of its obligations under this Assignment may be brought by the Bank in any state or federal court located in the State of Louisiana, as the Bank in its sole discretion may elect. By the execution and delivery of this Assignment, the Assignor submits to and accepts, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of those courts. The Assignor waives any claim that the State of Louisiana is not a convenient forum or the proper venue for any such suit, action or proceeding.


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WAIVER OF SPECIAL DAMAGES. THE ASSIGNOR WAIVES, TO THE MAXIMUM EXTENT NOT
PROHIBITED BY LAW, ANY RIGHT THE UNDERSIGNED MAY HAVE TO CLAIM OR RECOVER FROM THE BANK IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

JURY WAIVER. THE ASSIGNOR AND THE BANK (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN THE ASSIGNOR AND THE BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO PROVIDE THE FINANCING DESCRIBED HEREIN.


                                        ASSIGNOR:


                                        Blackwater New Orleans, L.L.C.

                                        By: Blackwater Midstream Corp., Manager

                                        By:
                                            ------------------------------------

                                            ------------------------------------
                                            Printed Name                   Title


                                        Date Signed:
                                                     ---------------------------




The Bank acknowledges that the Account has been assigned to the Bank and is subject to a lien, security interest, pledge and assignment in the Bank's favor and that the Bank has control of the Account and has recorded the Bank's interest in the Account in the books and records of JPMorgan Chase Bank, N.A. and the Bank will follow the Bank's instructions without the Assignor's further consent.


BANK:

JPMorgan Chase Bank, N.A.

By:
    -----------------------------------

    -----------------------------------
    Printed Name                  Title



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